Cash, Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2018
Cash, Cash Equivalents and Restricted Cash
Cash, Cash Equivalents and Restricted Cash

3Cash, Cash Equivalents and Restricted Cash

Cash, cash equivalents and restricted cash consisted of the following (in thousands):

	As of	As of	As of
	June 30, 2018	December 31, 2017	December 31, 2016
Cash and cash equivalents	$72,423	$66,895	$73,717
Restricted cash	2,812	2,812	2,812

Total	$75,235	$69,707	$76,529

The Company was required to maintain cash of $2.8 million as of June 30, 2018, December 31, 2017 and December 31, 2016, in retention bank accounts as a collateral for the upcoming scheduled debt payments of its KEXIM-ABN Amro credit facility, which were recorded under current assets in the Company’s Condensed Consolidated Balance Sheets.